                   CNA CAPITAL SELECT(R) VARIABLE LIFE POLICY
               INDIVIDUAL FLEXIBLE PREMIUM VARIABLE AND FIXED LIFE
                                INSURANCE POLICY
                                 ISSUED THROUGH
       VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                            (THE "SEPARATE ACCOUNT")
                                       BY
                       VALLEY FORGE LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED JULY 23, 2002
                         TO PROSPECTUS DATED MAY 1, 2000


Valley Forge Life Insurance Company ("VFL"), whose ultimate parent is CNA Financial Corporation ("CNA"), has entered into a Coinsurance Agreement with PHL Variable Insurance Company ("PHLVIC"), an indirect, wholly owned subsidiary of The Phoenix Companies, Inc., reinsuring all of VFL's rights, liabilities and obligations with respect to the Separate Account and the VFL general account under the policy described in your prospectus (the "Policy"). Under the Coinsurance Agreement, VFL remains liable for its contractual obligations under the Policy. VFL and PHLVIC also have entered into an Administrative Services Agreement under which PHLVIC will administer the Policy following a transition period during which VFL will continue to administer the Policy. Neither of these agreements will change the fact that VFL is liable to you under your Policy. PHLVIC's contractual liability runs solely to VFL, and no Owner is intended to have any right of action against PHLVIC.

                                    * * * * *

This supplement should be retained with your Capital Select Variable Life Policy prospectus for future reference. If you do not have a current prospectus, please contact us at (800) 262-1755 or you may view or download a prospectus from our website - www.cnavariable.com.

At this time, there have been no changes to the address or phone numbers that are listed in your prospectus.